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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WESTERN ASSET MORTGAGE CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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WESTERN ASSET MORTGAGE CAPITAL CORPORATION
385 EAST COLORADO BOULEVARD
PASADENA, CALIFORNIA 91101

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 5, 2014

TO THE STOCKHOLDERS OF WESTERN ASSET MORTGAGE CAPITAL CORPORATION:

        Notice is hereby given that the Annual Meeting of Stockholders of Western Asset Mortgage Capital Corporation, a Delaware corporation (the "Company"), will be held at the Company's corporate offices; 385 East Colorado Boulevard, Pasadena, California 91101, on June 5, 2014 at 9:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

  1.
  To elect the Board of Directors, with each director serving a one-year term and until his successor is elected and qualified;

  2.
  To ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 2014; and

  3.
  To transact such other business as may properly come before the meeting.

        Only stockholders of record at the close of business on April 11, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Stockholders should review the information provided herein in conjunction with the Company's 2013 Annual Report to Stockholders, which accompanies this Proxy Statement.

        An additional copy of our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the "SEC"), except for exhibits, will be furnished without charge to any stockholder upon written or oral request to:

  WESTERN ASSET MORTGAGE CAPITAL CORPORATION
  Attn: Secretary
  385 East Colorado Boulevard
  Pasadena, California 91101
  Phone: (626) 844-9400

        The Company's Proxy Statement and Proxy accompany this notice.

By order of the Board of Directors,
Charles A. Ruys de Perez, Secretary

Pasadena, California
Date: April 15, 2014
Enclosures

****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to be Held on June 5, 2014

        Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to these proxy statement materials (which includes this proxy statement, a proxy card and our 2013 Annual Report to Stockholders) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet.

        This proxy statement, the Company's 2013 Annual Report and a proxy card are available at http://proxy.western assetmcc.com.

        Please have your proxy card in hand when you access the website and follow the instructions. You will need your username and password, which is located on your proxy card.

        The Annual Meeting of Stockholders will be held June 5, 2014 at 9:00 A.M. local time at our corporate offices located at 385 East Colorado Boulevard, Pasadena, California 91101. In order to obtain directions to attend the Annual Meeting of Stockholders, please call Charles A. Ruys de Perez, Secretary, at (626) 844-9400. The Proposals to be voted upon at the Annual Meeting of Stockholders, all of which are more completely set forth in this proxy statement, are as follows:

  4.
  To elect the Board of Directors, with each director serving a one-year term and until his successor is elected and qualified; and

  5.
  To ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 2014.

        Our Board of Directors recommends that you vote "FOR" the approval of all of the Proposals.

        For information on how to vote in person at the Annual Meeting of Stockholders, please see the sections entitled "Solicitation and Revocation of Proxy" and "Voting Securities" below.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 5, 2014

        This Proxy Statement is furnished in connection with the Annual Meeting of Stockholders of Western Asset Mortgage Capital Corporation (the "Company") to be held June 5, 2014 at 9:00 A.M. local time, or any adjournments or postponements thereof at the Company's corporate offices, 385 East Colorado Boulevard, Pasadena, California 91101. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about April 15, 2013. A copy of the Company's 2013 Annual Report to Stockholders is being mailed with this Proxy Statement but is not to be regarded as proxy solicitation material.

SOLICITATION AND REVOCATION OF PROXY

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Company's common stock, par value $0.01 per share, to be held June 5, 2014. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by telegraph by the directors, officers, and employees of the Company, or by the Company's transfer agent. Directors, officers and other employees of the Company will receive no additional compensation for any such further solicitations. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will, upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. In addition, we have engaged Morrow & Co., LLC to assist in soliciting proxies from brokers, banks and other nominee holders of our common stock at a cost of approximately $6,500, plus reasonable out-of-pocket expenses.

        All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

VOTING SECURITIES

        At the close of business on April 11, 2014, there were            shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of such shares are entitled to one vote for each share of common stock held by them on any matter to be presented at the Annual Meeting, including the election of directors. Only stockholders of record at the close of business on April 11, 2014 are entitled to vote at the Annual Meeting and any adjournment thereof.

        The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of the common stock will constitute a quorum.

 ABOUT THIS PROXY STATEMENT

        In this proxy statement, the terms "we," "our," "us," and "the Company" refers to Western Asset Mortgage Capital Corporation. The Company is externally managed and advised by Western Asset Management Company, which is referred to herein as "our Manager."

HOUSEHOLDING

        In order to reduce printing and postage costs, we have undertaken an initiative to deliver only one copy of the Company's 2013 Annual Report to Stockholders and one copy of the Proxy Statement to multiple stockholders sharing an address. This delivery method, called "householding," will not be used, however, if we receive contrary instructions from one or more of the stockholders sharing an address. If your household has received only one copy of these materials, we will deliver promptly a separate copy of each of the Company's 2013 Annual Report to Stockholders and the Proxy Statement to any stockholder who sends a written request to the Secretary, Western Asset Mortgage Capital Corporation, 385 East Colorado Boulevard. Pasadena, California 91101. You may also contact our Secretary at (626) 844-9400. You may also notify us that you would like to receive separate copies of the Company's Annual Report and proxy statement in the future by writing to our Secretary. Even if your household has received only one copy of the Company's 2013 Annual Report to Stockholders and one copy of the Proxy Statement, a separate proxy card has been provided for each stockholder account. If you are submitting a proxy by mail, each proxy card should be marked, signed, dated and returned in the enclosed self-addressed envelope.

        If your household has received multiple copies of the Company's 2013 Annual Report to Stockholders and Proxy Statement, you can request the delivery of single copies in the future by marking the designated box on the enclosed proxy card.

SPECIAL NOTE TO
STOCKHOLDERS HOLDING SHARES
WITH THEIR BROKER

THE NEW YORK STOCK EXCHANGE AND NASDAQ NOW PROHIBIT YOUR BROKER FROM VOTING YOUR SHARES IN ROUTINE ELECTIONS FOR DIRECTORS, FOR MATTERS RELATED TO EXECUTIVE COMPENSATION OR ANY OTHER SIGNIFICANT MATTER, AS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION, UNLESS YOU GIVE YOUR BROKER WRITTEN INSTRUCTIONS IN EACH ELECTION ON HOW YOU WANT YOUR SHARES VOTED.YOUR VOTING DESIRES WILL NOT BE COUNTED UNLESS YOU DO THIS.

 PROPOSAL 1
ELECTION OF DIRECTORS

        Pursuant to the Company's Bylaws, the Board of Directors has fixed the number of the Company's directors at five (5). Each director elected at the Annual Meeting shall hold office until his or her respective successor has been elected and qualified, or until such individual's earlier resignation or removal. Vacancies may be filled by a majority vote of the remaining directors then in office.

        The Board of Directors has selected each of the following persons as a nominee for election by the holders of common stock as a director at the 2014 Annual Meeting of Stockholders:

  James W. Hirschmann III
  Gavin L. James
  Edward D. Fox
  M. Christian Mitchell
  Richard W. Roll

Experience, Qualifications, Attributes, and Skills

        James W. Hirschmann III has been the Chairman of the Board of Directors since July 2009 (the Company commenced operations in May 2012). He has also served as the chief executive officer of our Manager since 1999. Mr. Hirschmann serves on our Manager's board of directors and chairs our Manager's global strategy committee. Mr. Hirschmann has worked at our Manager since 1989. Mr. Hirschmann also served as the president of our Manager's parent company, Legg Mason, Inc. from May 2006 to April 2007. Mr. Hirschmann received a BS from Widener University.

        The Board of Directors believes Mr. Hirschmann is qualified to serve as a director because of his experience as chief executive officer and member of the board of directors of our Manager and his experience in the financial and investment management industry.

        Gavin L. James has been our president, chief executive officer and director since July 2011 and has over 30 years of investment experience. He has been the director of portfolio operations at our Manager since July 2009. Mr. James also serves as a member of our Manager's global strategy committee and as a member of the management committee of our Manager's Pasadena office. Prior to that he served as our Manager's director of global client service and marketing from 2002 to July 2009 and has worked at our Manager since 1998. Mr. James was senior portfolio manager of J.P. Morgan Investment Management from 1990 to 1998. He was also head of fixed income sales and trading for Mellon Bank from 1987 to 1990. Prior to joining Mellon Bank, Mr. James was a cross market trader for Drexel Burnham Lambert from 1981 to 1987. Mr. James received a BA from Kingston College in London.

        The Board of Directors believes Mr. James is qualified to serve as a director because of his experience in the management of our Manager and his experience in the financial industry.

        Edward D. Fox has been a member of our board of directors since May 2012 and is the chairman of our Nominating and Corporate Governance Committee. Mr. Fox has served as chairman and chief executive officer of Vantage Property Investors, LLC, a private real estate investment and development company since January 2003. Mr. Fox was chairman and chief executive officer of Center Trust, a real estate investment trust, from 1998 to January 2003 when Center Trust was acquired by Pan Pacific Retail Properties. Mr. Fox co-founded and served as the chairman of CommonWealth Partners, a fully integrated real estate operating company, from 1995 through October 2003. Prior to forming CommonWealth Partners, Mr. Fox was a senior partner with Maguire Thomas Partners, a national full-service real estate operating company. A certified public accountant, Mr. Fox started his career in public accounting specializing in real estate transactions. Mr. Fox served as a director of Thomas Properties Group, Inc., a public full-service real estate operating company from 2004 to 2013. Mr. Fox serves on the Dean's advisory council for the USC School of Architecture, a director of the Orthopaedic Hospital Foundation and on the board of trustees of its foundation. He is a member of the Urban Land Institute and the American Institute of Certified Public Accountants. He received a bachelor's degree in accounting and a master's degree in business, both with honors, from the University of Southern California.

        The Board of Directors believes Mr. Fox is qualified to serve as a director due to the depth of his experience in the real estate industry, his previous management experience in both real estate operating companies and real estate investment trusts and his experience on public and private boards.

        M. Christian Mitchell has been a member of our board of directors since May 2012 and is the chairman of our Audit Committee. Mr. Mitchell retired from Deloitte & Touche LLP in 2003, where he was the national managing partner of the mortgage, banking and finance companies practice. During his 26-year career at Deloitte, he also served as regional managing partner for various practices including audit, enterprise risk services and financial services. He is a director of Marshall & Stevens, a Los Angeles based national valuation consulting firm, of Special Value Opportunities Fund LLC, a registered investment fund managed by Tennenbaum Capital Partners, LLC, of Reis, Inc., a New York-based real estate information company, of Grandpoint Capital, a Los Angeles based bank holding company, of Parsons Corporation, a Pasadena, CA based engineering, construction, technical and professional services firm and of Stearns Holding, LLC, a national independent mortgage company. Mr. Mitchell previously served as an adjunct professor of accounting at the University of Redlands and is the chapter chairman of the National Association of Corporate Directors, Southern California, and is designated a NACD Board Leadership Fellow. Mr. Mitchell received a BS from the University of Alabama. In 2011 and 2012, Mr. Mitchell was named "one of the 100 most influential people in corporate governance" by Directorship magazine.

        The Board of Directors believes Mr. Mitchell is qualified to serve as a director because of his extensive experience in the real estate and mortgage industry, his professional and educational background in accounting and finance and his previous experience serving on corporate boards.

        Richard W. Roll has been a member of our board of directors since May 2012 and is the chairman of our Compensation Committee. Mr. Roll currently serves as the Linde Institute Professor of Finance at the California Institute of Technology and is also a professor emeritus at the University of California, Los Angeles. Mr. Roll held the Joel Freid Chair in Applied Finance at UCLA where he began teaching in 1976. Mr. Roll is also the principal of the consulting firm, Compensation Valuation, Inc., which he founded in 2003. He was the managing director of WP Capital Management, a fixed-income investment management firm from 1992 to 1995, and he was co-chairman of the board of directors for Roll and Ross Asset Management Corporation, a quantitative investment management firm, from 1985 through 2003. Mr. Roll also served as a vice-president at Goldman, Sachs & Co. from 1985 to 1987. Mr. Roll has a BAE from Auburn University, an MBA from the University of Washington and a PhD from the University of Chicago.

        The Board of Directors believes Mr. Roll is qualified to serve as a director based on his academic and professional career focusing on investment management and finance and his experience serving on corporate boards.

Vote Required

        The affirmative vote of Stockholders holding a plurality of the Company's issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

        The Board of Directors recommends an affirmative vote FOR the above director nominees.

        It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as directors. The Board of Directors knows of no reason why any nominee for director would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

 DIRECTORS AND EXECUTIVE OFFICERS

        The names, principal occupation or employment, ages of each of our directors and executive officers as of March 31, 2014 are listed in the following table:

Name and Principal Occupation or Employment	Age
Directors
James W. Hirschmann III,	53
Chief Executive Officer of Western Asset Management Company, our Manager
Gavin L. James,	53
President and Chief Executive Officer of the Company and Director of Portfolio Operations at our Manager
Edward D. Fox,	66
Chairman and Chief Executive Officer of Vantage Property Investors, LLC
M. Christian Mitchell,	59
Vice Chairman of Marshall & Stevens Incorporated
Richard W. Roll,	74
Professor, Anderson Graduate School of Management at the University of California, Los Angeles
Executive Officers
Steven M. Sherwyn,	53
Chief Financial Officer and Treasurer of the Company
Travis C. Carr,	44
Chief Operating Officer of the Company and Mortgage Product Specialist at our Manager
Anupam Agarwal,	45
Chief Investment Officer of the Company and Head of Structured Products at our Manager

Biographies of Directors and Executive Officers

        Biographical information for each of our directors is provided under "Proposal No. 1, Election of Directors—Experience, Qualifications, Attributes, and Skills."

        In addition to Mr. James, the following individuals serve as our executive officers.

        Steven M. Sherwyn has been our chief financial officer since June 2012. From 2010 until becoming our chief financial officer, Mr. Sherwyn served as Chief Financial Officer and Treasurer of Care Investment Trust Inc., a real estate investment trust that invests in healthcare related real estate. Mr. Sherwyn also previously served as our Chief Financial Officer and as a consultant to our Manager in 2009, although the Company was not in operation at that time. Mr. Sherwyn served Chief Financial Officer for Galiot Capital Corporation, a real estate investment trust, from 2008 to 2009. He also served as Chief Financial Officer and Treasurer for Quadra Realty Trust, a real estate investment trust, from 2007 to 2008. Mr. Sherwyn served as a director, senior director, and managing director of Hypo Real Estate Capital Corp. from 2004 to 2006, 2006 to 2007, and 2007 to 2008, respectively. Mr. Sherwyn is a graduate of The Wharton School of the University of Pennsylvania with a B.S. in economics. Mr. Sherwyn also received a J.D. from Stanford Law School and an LL.M. in taxation from New York University Law School.

        Travis C. Carr has been our chief operating officer since July 2011. He has also served as a product specialist and head of mortgage related business efforts at our Manager since 2000. Prior to joining our Manager, Mr. Carr was a senior associate for Pacific Investment Management Company from 1997 to 2000. He was also a secondary market analyst for Royal Thrift and Loan Company from 1994 to 1997. Mr. Carr was a mortgage broker for Home State Financial Corp. from 1993 to 1994. Mr. Carr is a CFA charter holder. He received his BA from UCLA.

        Anupam Agarwal has been our chief investment officer since September 2013. Mr. Agarwal has been the head of structured product (which covers both Agency and non-Agency MBS and ABS) at our Manager since September 2013 after initially being appointed as the head of non-Agency MBS and ABS at our manager in August 2013. Prior to joining our manager, Mr. Agarwal was a portfolio manager for ADH Investment Management, Inc. from March 2013 to September 2013. Before joining ADH, Mr. Agarwal was a portfolio manager and head of consumer credit at Stark investments from 2007 to 2012 and head of credit and research at Invesco Fixed Income from 2002 to 2006. Mr. Agarwal is a graduate of the Indian Institute of Technology and holds a Masters in Business Administration from Temple University.

Board Leadership Structure

        The majority of our Board was initially elected in conjunction with the completion of our initial public offering and commencement of operations in May 2012. Our Board leadership structure is currently comprised of: (i) Chairman of the Board of Directors, (ii) the Chief Executive Officer and President of the Company, and (iii) three non-management directors, each of whom is independent under the rules of the New York Stock Exchange (the "NYSE"). These three independent directors serve as the sole members of our Audit, Compensation and Nominating and Corporate Governance Committees. We have retained our Manager to manage the day to day affairs of our business, subject to the supervision and oversight of our Board of Directors. Our Chief Executive Officer and President, Mr. James, and our Chairman of the Board of Directors, Mr. Hirschmann, are executive officers of our Manager. The Board of Directors has determined that this combination of experienced senior executives at our Manager and a majority of independent directors with governing committees composed solely of these independent directors is the most appropriate governance structure for the Company given the Company's current size and state of development. Mr. Hirschmann has served as the Chairman of the Board of Directors since the Company's formation in 2009. Having been employed by our Manager for over 24 years, Mr. Hirschmann has a breadth of unique and specialized knowledge about our business operations and the operations of our Manager. Mr. Hirschman solicits input from the Company's Board of Directors regarding the Board agenda and processes. To facilitate coordination with the independent directors and the exercise of independent judgment by the Board of Directors, our non-management directors, each of whom is an independent director under the NYSE's rules, meet regularly in executive session without any members of management present and with selected members of management to gain insight with regard to specific aspects of the Company's business and operations.

Board Oversight of Risk

        While our Manager and our executive officers, all of whom are employees of our Manager, are responsible for the day-to-day management of risk, our Board of Directors is responsible for appropriate risk oversight and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, legal risks, and operational risks. In particular, our Board of Directors has established investment guidelines, which have been made a part of the Management Agreement with our Manager, for our Manager to follow in its day-to-day management of our business.

        The Board of Directors has been structured to facilitate oversight of risk by combining Board committees composed entirely of independent directors, and majority independent Board composition,

with an experienced Chairman and Chief Executive Officer, each of whom has detailed knowledge of our business, our Manager, and the complex challenges we face. The Chairman of the Board and the Chief Executive Officer's respective in-depth understanding of these matters and involvement in the day-to-day management of the Company positions them to promptly identify and raise key risks to the Board and focus the Board's attention on areas of concern. The independent committee chairs also are experienced professionals or executives who can and do raise issues for Board consideration and review, and are not hesitant to question management. The Board of Directors believes there is a well-functioning and effective balance between the non-management directors and the Chairman of the Board and the Chief Executive Officer, which enhances risk oversight. As the Company grows in size and complexity, the Board expects to revisit this structure to ensure effective oversight of the Company's affairs.

        The Board exercises its oversight responsibility for risk both directly and through its three standing committees. The Board and each appropriate committee may spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee's risk oversight and related activities through reports from the committees at full Board meetings and committee meeting minutes available to all directors. Strategic, operational and competitive risks are presented and discussed at the Board's regular quarterly meetings. Periodically, the Board may conduct reviews of our long-term strategic plans, which may include reports from members of senior management on our top risks and the steps management has taken or will take to mitigate these risks. As needed between Board meetings, our Chairman and Chief Executive Officer may provide reports to the Board on the critical issues we face and the recent developments in our business, including identified risks. In addition, on a regular basis, our Chief Investment Officer provides the Board with an informal telephonic report on our investment portfolio and provides the Board with an opportunity to ask questions regarding our investment strategy.

        The Audit Committee is responsible for reviewing our financial risks. The Audit Committee meets regularly with our Chief Financial Officer, other members of senior management, external accounting service providers and the independent auditor to discuss our major financial risk exposures, financial reporting, internal controls, and credit and liquidity risk. The Audit Committee meets regularly in separate executive session with the independent auditors to facilitate a full and candid discussion of risk and other issues.

        The Compensation Committee is responsible for overseeing compensation risk, including evaluating and assessing risks arising from the terms of the Management Agreement with our Manager, our compensation policies and practices and ensuring compensation is aligned with performance. The Compensation Committee is charged with monitoring our equity-based compensation plans, including employee benefit plans.

        The Nominating and Corporate Governance Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, ethical and business conduct and our corporate governance profile and ratings. The Nominating and Corporate Governance Committee also is engaged in overseeing risks associated with succession planning for the Board and management and conducts an annual assessment of the Board's overall performance and effectiveness.

Director Independence

        Our common stock is listed on the NYSE. The NYSE requires that a majority of our directors be "independent," as defined by rules of the NYSE. In determining director independence, the Board of Directors reviewed, among other things, whether any transactions or relationships currently exist, or have existed in the past, between each director and the Company and its affiliates and equity investors (including, but not limited to the Manager) or the Company's independent registered public accounting firm. In particular, the Board of Directors reviewed any current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director's immediate family and companies owned or controlled by the director or with which the director was affiliated. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests promulgated by the NYSE for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.

        The Board of Directors has affirmatively determined that a majority of its directors are independent directors under NYSE rules. Based on these standards, the Board determined that our independent directors include the following current directors and nominees for director:

  Edward D. Fox
  M. Christian Mitchell
  Richard W. Roll

Director Attendance at Meetings

        The Board of Directors met on 10 occasions during 2013. No incumbent director attended fewer than 75 percent of all meetings of our Board of Directors and the committees on which such director served during 2013.

Independent Director Meetings in Executive Sessions

        Our independent directors expect to meet separately from the other directors in regularly scheduled executive sessions. Any independent director may call an executive session of independent directors at any time. Normally executive sessions take place in the context of Committee meetings and the chair of the relevant Committee will chair the executive session. The independent directors met five (5) times in an executive session during 2013.

Board Committees

        Our Board of Directors has established three standing committees, the principal functions of which are briefly described below. Matters put to a vote at any one of these three committees must be approved by a majority of the directors on the committee who are present at a meeting at which there is a quorum or by unanimous written consent of the directors on that committee. Our Board of Directors may from time to time establish certain other committees to facilitate the management of the Company.

Audit Committee

        Our Board of Directors established an Audit Committee upon the pricing of our initial public offering in May 2012. Since its inception, including for all of 2013, the Audit Committee has been comprised of Messrs. Fox, Mitchell and Roll, each of whom is an independent director of the Company and is "financially literate" under the rules of the NYSE. Mr. Mitchell chairs our Audit Committee and serves as our Audit Committee financial expert, as that term is defined by the SEC. During 2013, the Audit Committee met on 12 occasions.

        The Audit Committee shall assist our board of directors in overseeing:

  •
  our financial reporting, auditing and internal control activities, including the integrity of our financial statements;

  •
  our compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence; and

  •
  the performance of our independent auditor.

        The Audit Committee is also responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.

Compensation Committee

        Our Board of Directors established a Compensation Committee upon the pricing of our initial public offering in May 2012. Since its inception, including for all of 2013, the Compensation Committee has been comprised of Messrs. Fox, Mitchell and Roll, each of whom is an independent director of the Company. Mr. Roll chairs our Compensation Committee. During 2013, the Compensation Committee met on three occasions.

        The Compensation Committee is responsible for the following:

  •
  annually reviewing and approving overall corporate goals and objectives relevant to the compensation, for periods prior to January 1, 2014, of our chief financial officer, evaluated the performance of our chief financial officer in light of such goals and objectives and determining and approved the compensation, if any, we paid to our chief financial officer based on such evaluation;

  •
  for periods after January 1, 2014, since our chief financial officer has become an employee of our Manager, providing oversight with regard to our chief financial officer's compensation as ultimately determined by our Manager;

  •
  overseeing our equity incentive plans; and

  •
  determining from time to time the remuneration for our non-executive directors.

        In the future, the Compensation Committee will be responsible for reviewing and discussing the compensation discussion and analysis required to be included in our annual proxy statements filed with the SEC when we no longer qualify as an "emerging growth company" pursuant to applicable SEC rules.

Nominating and Corporate Governance Committee

        Our Board of Directors established a Nominating and Corporate Governance Committee upon the pricing of our initial public offering in May 2012. Since its inception, including for all of 2013, the Nominating and Corporate Governance Committee has been comprised of Messrs. Fox, Mitchell and Roll, each of whom is an independent director of the Company. Mr. Fox chairs our Nominating and Corporate Governance Committee. During 2013, the Nominating and Corporate Governance Committee met on three occasions.

        The Nominating and Corporate Governance Committee is responsible for:

  •
  providing counsel to our board of directors with respect to the organization, function and composition of our board of directors and its committees;

  •
  overseeing the self-evaluation of our board of directors and our board of director's evaluation of management;

  •
  periodically reviewing and, if appropriate, recommending to our board of directors changes to our corporate governance policies and procedures; and

  •
  identifying and recommending to the board of directors potential director candidates for nomination.

Committee Charters

        A copy of the charters of each of the Audit, Compensation and Nominating and Corporate Governance Committees is available on the Company's corporate website at www.westernassetmcc.com and may also be obtained upon request without charge by writing to the Company's Secretary, 385 East Colorado Boulevard, Pasadena, California 91101.

Corporate Governance Principles

        We are committed to good corporate governance practices and, as such, we have adopted formal corporate governance principles to enhance our effectiveness. The guidelines address, among other things, board member qualifications, responsibilities, education and management succession. A copy of our corporate governance principles may be found at the Company's corporate website at www.westernassetmcc.com under the heading "Investor Relations—Governance Documents."

Code of Conduct

        Our Board of Directors has established a code of conduct that applies to our directors, officers and employee. Our Manager also maintains a code of ethics to which its officers and directors are subject. Any such director, officer or employee who is also subject to our Manager's code of ethics will, in the event of a conflict in policy, be held to the more restrictive provision. Among other matters, our code of conduct is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

Waivers of any provisions of the code of conduct may be granted in writing by our chief executive officer, except that any waiver sought by one of our directors or executive officers may be granted only by the Nominating and Corporate Governance Committee of our board of directors. In considering any request for a waiver, the chief executive officer will consult with appropriate senior management, our legal and compliance department and/or external legal advisors, as appropriate under the circumstances. Any changes to or waivers of the code of conduct will, to the extent required, be disclosed as required by applicable rules and regulations of the SEC and the NYSE. A copy of our code of conduct may be found at the Company's corporate website at www.westernassetmcc.com under the heading "Investor Relations—Governance Documents."

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity. Based solely on our review of such forms received by us, we are unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 2013.

Stockholder Communications with Directors

        The Board of Directors has established a process to receive communications from stockholders and other interested parties. Interested parties and stockholders may contact any or all members of the Board, including non-management directors, by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent in care of the Secretary at Western Asset Mortgage Capital Corporation, 385 East Colorado Boulevard, Pasadena, California 91101.

        All communications received as set forth in the preceding paragraph will be opened by the office of the Company's Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the office of the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the correspondence is addressed.

Director Attendance at Annual Meetings of Stockholders

        We encourage all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders.

Director Nomination Procedures

        In addition to any other applicable requirements, if a stockholder desires to nominate a director for election at an annual meeting, such stockholder must (A) be a stockholder of record on the record date for the determination of stockholders entitled to vote at such annual meeting, and (B) have given timely notice in proper written form to our Secretary. If a stockholder is entitled to vote only for a specific class or category of directors at the annual meeting, such stockholder's right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.

        To be timely in connection with the annual meeting, a stockholder's notice shall be delivered to the Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the date of the annual meeting. In the event we call a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting (and satisfying the requirements set forth above) may nominate a person or persons (as the case may be) for election to such position(s) as are specified in our notice of such meeting, but only if the stockholder notice is delivered to the Secretary at our principal executive office no later than the close of business on the 10th day following the day on which notice of such special meeting was given.

        To be in proper written form, a stockholder's notice to the Secretary must set forth (i) as to each individual nominated, (A) the name, date of birth, business address and residence address of such individual; (B) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience; (C) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (D) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; and (E) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, judgment, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee; and (ii) as to the person submitting the nomination notice and any person acting in concert with such person, (x) the name and business address of such persons, (y) the name and address of such persons and as they appear on the Company's books (if they so appear) and (z) the class and number of shares of the Company which are beneficially owned by such persons. Such notice must also be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

 EXECUTIVE COMPENSATION

Manager

        Pursuant to the Management Agreement with our Manager, we pay our Manager the management fee and other amounts described in "Certain Relationships and Related Transactions—Management Agreement."

        Because our Management Agreement provides that our Manager is responsible for managing our affairs, our executive officers who are employees of our Manager do not receive cash compensation from us for serving as our executive officers. Our Manager currently employs and compensates each of our executive officers although prior to January 1, 2014, we employed and compensated our chief financial officer. Notwithstanding the foregoing, we shall reimburse our Manager for compensation paid to our chief financial officer from January 1, 2014 forward. We have adopted two equity incentive plans pursuant to which we may make awards based on our common stock to: (1) our Manager and its affiliates, (2) employees of our Manager and its affiliates who provide services to us, including, but not limited to, our current executive officers, (3) any executive officers that we may directly employ now or in the future, and (4) our independent directors, none of whom are employed by or affiliated with our Manager or any of its affiliates. These awards will be made to encourage the efforts of our Manager and these individuals toward our continued success, long-term growth and profitability and to attract, reward and to retain key personnel. See "Equity Incentive Plans" below for a detailed description of our equity incentive plans.

        On May 15, 2012, we granted to our Manager 51,159 shares of restricted common stock pursuant to the Manager Equity Plan as described below under "Equity Incentive Plans." One-third of these shares vested on May 15, 2013 and one-third will vest on each of the second and third anniversaries of the grant date as long as the Management Agreement has not been terminated as of such date. On March 1, 2013, we granted to our Manager 150,000 shares of restricted common stock pursuant to the Manager Equity Plan. One-third of these shares vested on March 1, 2014 and one-third will vest on each of the second and third anniversaries of the grant date as long as the Management Agreement has not been terminated as of such date. On March 12, 2014, we granted our Manager 200,000 shares of restricted common stock pursuant to the Manager Equity Plan. One-third of these shares will vest on each of March 1, 2015, 2016 and 2017 as long as the Management Agreement has not been terminated as of such date. In the future, we may make additional equity incentive awards to our Manager to encourage its efforts toward our continued success, long-term growth and profitability. In addition, we may grant awards under our equity incentive plans directly to our executive officers, even if they are directly employed by our Manager, and other employees of our Manager who provide services to us, in order to encourage their respective individual efforts toward our continued success, long-term growth and profitability and to reward and retain them.

Employee Executive Compensation

        The following table presents the annual summary compensation for Mr. Steven M. Sherwyn, our only executive officer who was an employee and directly compensated by us during the fiscal year ended December 31, 2013. Mr. Sherwyn became an employee of our Manager on January 1, 2014. This change was made for administrative simplification and to facilitate coordination of management functions. Mr. Sherwyn remains fully assigned and dedicated to providing services to us, and we will reimburse the Manager for his compensation from January 1, 2014 forward. The following table sets forth Mr. Sherwyn's annual summary compensation for the fiscal year ended December 31, 2013.

 Summary Compensation Table for Fiscal Year 2013

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
Steven M. Sherwyn (Chief Financial Officer and Treasurer)	2013	$200,000	$250,000	$250,000	$84,824	$784,824

(1)
Represents a cash bonus paid to Mr. Sherwyn with respect to his service to the Company in 2013.

(2)
Reflects the grant date fair value of restricted common stock (March 12, 2014) with respect to services for 2013 computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the fair value of restricted stock made to Mr. Sherwyn in our Annual Report on Form 10-K. There can be no assurance that the restricted stock will vest (and, absent vesting no value will be realized by Mr. Sherwyn for the unvested restricted stock), or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718.

(3)
Includes (i) $59,914 in dividends paid to Mr. Sherwyn with respect to his restricted stock award, (ii) $12,750 in matching contributions to our 401(k) plan, (ii) $2,160 in life insurance premiums paid by the Company on behalf of Mr. Sherwyn and (iv) a relocation payment of $10,000.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

        We did not have an employment agreement with Mr. Sherwyn for the time he was directly employed by the Company. We extended an offer letter to Mr. Sherwyn, which Mr. Sherwyn accepted and which provided that Mr. Sherwyn was entitled to a base salary and customary employee benefits and had the potential to receive an annual cash bonus based on performance as well as equity compensation awards. Pursuant to the offer letter, Mr. Sherwyn was an at-will employee and we could have terminated his employment at any time for any reason without severance, except as described in the following paragraph.

        Mr. Sherwyn's offer letter provided certain guarantees in the event he was terminated without cause prior to December 31, 2013. In such event, Mr. Sherwyn would have been entitled to receive a lump sum payout consisting of the remainder of his base salary for the year in which he was terminated without cause and his cash bonus potential amount for such year. In addition, all shares of restricted stock granted to Mr. Sherwyn with respect to 2012 and 2013 would have continued to vest.

        Because Mr. Sherwyn continues to serve as the Company's chief financial officer, even though he is now employed by our Manager, the shares he has previously been granted remain outstanding and will continue to vest. If Mr. Sherwyn's employment with the Manager terminates for any reason prior to the date on which the shares become vested, any unvested shares will be immediately forfeited. Mr. Sherwyn is entitled to receive dividends and distributions that become payable on the shares during the restricted period. Cash dividends are paid on all outstanding shares of restricted stock at the same rate as is paid to all stockholders. For 2013, dividends paid or payable, with respect to Mr. Sherwyn's 17,529 shares of restricted stock, were $5.10 per share (which amount includes dividends paid in January 2014 with respect to the quarter ended December 31, 2013).

Outstanding Equity Awards in 2013 Fiscal Year End

        The table below lists the number of shares of restricted common stock held by our named executive officers as of December 31, 2013 that were subject to vesting (pursuant to the terms of the related restricted stock award agreement) as of that date.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Steven M. Sherwyn	17,529	(1)	$260,831.52

(1)
These shares are held subject to the terms of two restricted stock award agreements which provide that one third of the first grant vested on January 1, 2013 and one third of each grant vested on January 1, 2014. A total of 7,005 shares have vested to date. The remaining shares vest on January 1, 2015 (one third of each grant) and January 1, 2016 (one third of the second grant), provided that Mr. Sherwyn continues to serve as our chief financial officer as of the applicable vesting date.

(2)
Based on the closing price of the Company's common stock on December 31, 2013 of $14.88.

Potential Payments Upon Termination or Change in Control

        The Company does not maintain employment, severance or change in control agreements with Mr. Sherwyn and the Company was not obligated to pay any severance to Mr. Sherwyn upon a termination of his employment, except as described above under "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table."

        Mr. Sherwyn's restricted stock agreements do not provide for any accelerated vesting of the restricted stock upon the occurrence of a change in control of the Company.

Compensation Committee Interlocks And Insider Participation

        No member of the Compensation Committee during 2013 served as an officer, former officer or employee of ours or had a relationship disclosable under "Certain Transactions with Related Persons." Further, during 2013, none of our executive officers served as: (i) a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation Committee, or (ii) a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation Committee.

Equity Incentive Plans

        We have adopted two equity incentive plans under which our employees, directors and officers and our Manager and its employees, respectively, are eligible to receive common stock based awards. The aggregate number of shares that may be made subject to awards under these equity incentive plans is equal to 3.0% of the total number of issued and outstanding shares of our common stock (on a fully diluted basis) at the time of each award (other than any shares issued or subject to awards made pursuant to one of our equity incentive plans). The number of shares of common stock reserved for issuance under our equity incentive plans as of March 31, 2014 is 327,062 shares (after deduction of the grants of the following awards and as adjusted following the partial stock dividend declared by the

Company on December 19, 2013 and paid on January 28, 2014: (i) 422,254 shares of restricted common stock to our Manager, (ii) an aggregate of 10,371 shares of restricted common stock to our three independent directors and (iii) 38,398 shares of restricted common stock to our Chief Financial Officer).

Equity Plan

        On May 9, 2012, we adopted the Western Asset Mortgage Capital Corporation Equity Plan (the "Equity Plan"), which provides for the issuance of equity based awards, including incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock to our directors and officers. Incentive stock options may be granted only to our employees. Shares of common stock issued to our independent directors in respect of their annual fees paid in restricted stock are issued under this plan.

        The Equity Plan is administered by our board of directors, which has delegated its authority as plan administrator to the Compensation Committee of our board of directors. The plan administrator has the full authority to: (1) grant awards; (2) determine the persons to whom and the time or times at which awards will be granted; (3) determine the type and number of awards to be granted, the number of shares of common stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award; (4) determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, or surrendered; (5) make adjustments in the terms and conditions of awards; (6) construe and interpret the Equity Plan and any award; (7) prescribe, amend and rescind rules and regulations relating to the Equity Plan; (8) determine the terms and provisions of the award agreements; and (9) make all other determinations deemed necessary or advisable for the administration of the Equity Plan. In connection with this authority, the plan administrator may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. Except as provided below with respect to equitable adjustments, the plan administrator may not take any action that would have the effect of reducing the exercise or purchase price of any award granted under the Equity Plan without first obtaining the consent of our stockholders.

        The maximum number of shares that may be made subject to awards under the Equity Plan is equal to 3.0% percent of the number of shares of our common stock (on a fully diluted basis) at the time of each award (other than any shares issued or subject to awards made pursuant to one of our equity incentive plans), less any shares of common stock issued or subject to awards granted under our Manager Equity Plan. To the extent required to comply with the requirements of Section 162(m) of the Internal Revenue Code, the aggregate number of shares of our common stock subject to awards awarded to any one participant during any calendar year may not, subject to adjustment, exceed the total number of shares of common stock reserved for issuance under our two equity incentive plans. All shares of common stock reserved for issuance under the Equity Plan may be made subject to awards of incentive stock options. If any shares subject to an award granted under the Equity Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, or if shares of our common stock are surrendered or withheld by us as payment of either the exercise price of an award and/or withholding taxes in respect of an award, the shares of common stock with respect to such award will again be available for awards under the Equity Plan. Upon the exercise of any award granted in tandem with any other award, the related award will be cancelled to the extent of the number of shares of common stock as to which the award is exercised and, notwithstanding the foregoing, that number of shares will no longer be available for awards under the Equity Plan.

        In the event that the plan administrator determines that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase, share exchange or other similar corporate transaction or event, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Equity Plan, then the plan administrator will make equitable changes or adjustments to: (i) the number and kind of shares of common stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of common stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award; and (iv) the performance criteria, if any, applicable to outstanding awards. In addition, the plan administrator may determine that any equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of our common stock).

        Each stock option and stock appreciation right granted under the Equity Plan will have a term of no longer than 10 years, and will have an exercise price that is no less than 100% of the fair market value of our common stock on the date of grant of the award. No stock option and stock appreciation right may be exercised unless: (1) the participant is then providing services to us and (2) the participant has continuously maintained such relationship since the date of grant; provided, that the award agreement may contain provisions extending the exercisability of stock options or stock appreciation rights, in the event of specified terminations of service, to a date not later than the expiration date of such stock option stock appreciation right. The exercise price for stock option may generally be paid in cash or by an exchange of common stock previously owned by the participant, through a "broker cashless exercise" procedure approved by the plan administrator or a combination of the above, in any case in an amount having a combined value equal to such exercise price. The other terms of stock options and stock appreciation rights granted by us under the Equity Plan will be determined by the plan administrator. Stock appreciation rights may be granted alone or in tandem with another award.

        The plan administrator determines the terms and conditions of each grant of restricted stock or restricted stock units under the Equity Plan. Restricted stock units confer on the participant the right to receive cash, common stock or other property, as determined by the plan administrator, having a value equal to the number of shares of our common stock that are subject to the award. Unless otherwise determined by the plan administrator, holders of restricted stock will have all of the rights of a stockholder including, without limitation, the right to vote restricted stock and the right to receive dividends and distributions thereon. Unless otherwise determined by the plan administrator, (1) dividends and distributions paid on awards of restricted stock will be paid at the dividend or distribution payment date, provided that such payments may be deferred to such date as determined by the plan administrator, and in any event will be payable in cash or in shares of common stock having a fair market value equal to the amount of such dividends and distributions and (2) common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, will be subject to restrictions and a risk of forfeiture to the same extent as the awards of restricted stock to which such dividend or distribution relates. The plan administrator is authorized to grant to holders of restricted stock units the right to receive dividend equivalents and distribution equivalents for the period prior to settlement of the restricted stock unit. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the holder of restricted stock units, may be settled in cash or common stock, and may be subject to such conditions, restrictions and contingencies as the plan administrator may establish. Unless otherwise determined by the plan administrator, any such dividend equivalents or distribution equivalents will be paid or credited, as applicable, on the dividend or distribution payment date to the holders of restricted stock units as though each such restricted stock unit were a share of outstanding common stock. Upon termination of service to us during the applicable restriction period, awards of restricted stock and restricted stock units and any accrued but unpaid dividends or distributions or, in the case of restricted stock units, dividend equivalents and distribution equivalents, that are then subject to restrictions will be forfeited; provided, that the plan administrator may provide or may determine in any individual case, that restrictions or forfeiture conditions relating to awards of restricted stock and restricted stock units will be waived in whole or in part in the event of a termination.

        The plan administrator may determine to make grants of our common stock that are not subject to any restrictions or a substantial risk of forfeiture or to grant other stock based awards to eligible participants, the terms and conditions of which will be determined by the plan administrator at the time of grant.

        The Equity Plan automatically expires on May 9, 2022. Our board of directors may terminate, amend, modify or suspend the Equity Plan at any time, subject to stockholder approval as required by law or stock exchange rules. The plan administrator may amend the terms of any outstanding award under the Equity Plan at any time. No amendment or termination of the Equity Plan or any outstanding award may adversely affect any of the rights of an award holder without the holder's consent.

Manager Equity Plan

        On May 9, 2012, we adopted the Western Asset Mortgage Capital Corporation Manager Equity Plan, or the Manager Equity Plan, which provides for the issuance of equity-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock to our Manager, employees of our Manager and affiliates of our Manager, who may or may not be eligible to be granted awards under our Equity Plan, or entities owned by our Manager, its executives and employees.

        The Manager Equity Plan is administered by our board of directors, which has delegated its authority as plan administrator to the Compensation Committee of our board of directors. The plan administrator has the full authority to: (1) grant awards; (2) determine the persons to whom and the time or times at which awards will be granted; (3) determine the type and number of awards to be granted, the number of shares of common stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award; (4) determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, or surrendered; (5) make adjustments in the terms and conditions of awards; (6) construe and interpret the Manager Equity Plan and any award; (7) prescribe, amend and rescind rules and regulations relating to the Manager Equity Plan; (8) determine the terms and provisions of the award agreements; and (9) make all other determinations deemed necessary or advisable for the administration of the Manager Equity Plan. In connection with this authority, the plan administrator may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse.

        Our Manager may make awards to its directors, officers, employees, advisors or consultants, or those of its affiliates, which are in the form of or based on the shares of our common stock acquired by our Manager under the Manager Equity Plan, in which case, our Manager will make all determinations concerning the eligible persons who may receive such awards, which form the awards will take, and the terms and conditions of the awards.

        Except as provided below with respect to equitable adjustments, the plan administrator may not take any action that would have the effect of reducing the exercise or purchase price of any award granted under the Manager Equity Plan without first obtaining the consent of our stockholders.

        The maximum number of shares that may be made subject to awards under the Manager Equity Plan is equal to 3.0% percent of the number of shares of our common stock (on a fully diluted basis) at the time of each award (other than any shares issued or subject to awards made pursuant to one of our equity incentive plans), less any shares of common stock issued or subject to awards granted under our Equity Plan. To the extent required to comply with the requirements of Section 162(m) of the

Internal Revenue Code, the aggregate number of shares of our common stock subject to awards awarded to any one participant during any calendar year may not, subject to adjustment, exceed the total number of shares of common stock reserved for issuance under our two equity incentive plans. All shares of common stock reserved for issuance under the Manager Equity Plan may be made subject to awards of incentive stock options. If any shares subject to an award granted under the Manager Equity Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to our Manager, or if shares of our common stock are surrendered or withheld by us as payment of the exercise price of an award, the shares of common stock with respect to such award will again be available for awards under the Manager Equity Plan. Upon the exercise of any award granted in tandem with any other award, the related award will be cancelled to the extent of the number of shares of common stock as to which the award is exercised and, notwithstanding the foregoing, that number of shares will no longer be available for award under the Manager Equity Plan.

        In the event that the plan administrator determines that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase, share exchange or other similar corporate transaction or event, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Manager Equity Plan, then the plan administrator will make equitable changes or adjustments to: (i) the number and kind of shares of common stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of common stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award; and (iv) the performance criteria, if any, applicable to outstanding awards. In addition, the plan administrator may determine that any equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of our common stock).

        Each stock option and stock appreciation right granted under the Manager Equity Plan will have a term of no longer than 10 years, and will have an exercise price that is no less than 100% of the fair market value of our common stock on the date of grant of the award. The exercise price for stock option may generally be paid in cash or by an exchange of common stock previously owned by the participant, through a "broker cashless exercise" procedure approved by the plan administrator or a combination of the above, in any case in an amount having a combined value equal to such exercise price. The other terms of stock options and stock appreciation rights granted under the Manager Equity Plan will be determined by the plan administrator. Stock appreciation rights may be granted alone or in tandem with another award.

        The plan administrator determines the terms and conditions of each grant of restricted stock or restricted stock units under the Manager Equity Plan. Restricted stock units confer on the participant the right to receive cash, common stock or other property, as determined by the plan administrator, having a value equal to the number of shares of our common stock that are subject to the award. Unless otherwise determined by the plan administrator, holders of restricted stock will have all of the rights of a stockholder including, without limitation, the right to vote restricted stock and the right to receive dividends and distributions thereon. Unless otherwise determined by the plan administrator, (1) dividends and distributions paid on awards of restricted stock will be paid at the dividend or distribution payment date, provided that such payments may be deferred to such date as determined by the plan administrator, and in any event will be payable in cash or in shares of common stock having a fair market value equal to the amount of such dividends and distributions and (2) common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, will be subject to restrictions and a risk of forfeiture to the same extent as the awards of restricted stock to which such dividend or distribution relates. The plan administrator is authorized to grant to holders of restricted stock units the right to receive dividend equivalents and distribution equivalents for the period prior to settlement of the restricted stock unit. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the holder of restricted stock units, may be settled in cash or common stock, and may be subject to such conditions, restrictions and contingencies as the plan administrator may establish. Unless otherwise determined by the plan administrator, any such dividend equivalents or distribution equivalents will be paid or credited, as applicable, on the dividend or distribution payment date to the holders of restricted stock units as though each such restricted stock unit were a share of outstanding common stock.

        The plan administrator may determine to make grants of our common stock that are not subject to any restrictions or a substantial risk of forfeiture or to grant other stock-based awards to our Manager, the terms and conditions of which will be determined by the plan administrator at the time of grant.

        If the Management Agreement with our Manager: (1) is terminated by us for cause or (2) expires following our Manager's issuance of a termination notice for a termination without cause (as described herein under "Certain Relationships and Related Transactions—Management Agreement"), all unvested awards then held by our Manager and all accrued and unpaid dividends or dividend equivalents related to such awards will be immediately cancelled and forfeited without consideration. If the Management Agreement expires or is terminated for any other reason, any award then held by our Manager that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to such award will be deemed to be fully achieved. Unless otherwise determined by the plan administrator, all unvested awards then held by a holder who is not our Manager and who ceases to provide services to our Manager will be immediately cancelled and forfeited without consideration. The terms of award agreements will set forth the terms under which a stock option or stock appreciation right may remain exercisable following such a termination of service with our Manager.

        The Manager Equity Plan automatically expires on the May 9, 2022. Our board of directors may terminate, amend, modify or suspend the Manager Equity Plan at any time, subject to stockholder approval as required by law or stock exchange rules. The plan administrator may amend the terms of any outstanding award under the Manager Equity Plan at any time. No amendment or termination of the Manager Equity Plan or any outstanding award may adversely affect any of the rights of an award holder without the holder's consent.

Equity Compensation Plan Information

        In the following table is information about our common stock that may be issued upon exercise of options, warrants and rights under all of our existing equity compensation plans and arrangements as of December 31, 2013, after giving effect to the dividend declared on December 19, 2013, including our Equity Plan and Manager Equity Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance
Equity compensation plans approved by security holders	0	N/A	542,242	(1)
Equity compensation plans not approved by security holders	0	N/A	0
Total	0	N/A	542,692

(1)
Reflects the shares of common stock available for future issuance under the Equity Incentive Plans, but excludes grant awards dated March 12, 2014 to our Manager and our chief financial officer.

Compensation of Directors

Executive Directors

        A member of our board of directors who is also an employee of our Manager or any of our or its affiliates is referred to as an executive director. Executive directors do not receive cash compensation for serving on our board of directors. However, we may grant equity incentive awards to executive directors pursuant to one of our equity incentive plans. The purpose of any such grants will be to encourage their respective individual efforts toward our continued success, long-term growth and profitability and to reward and retain them.

Independent Directors

        Each independent director receives an annual cash retainer of $50,000 in quarterly payments in arrears. In addition, each independent director receives an annual retainer of $30,000 in the form of restricted shares of our common stock. The first installment of restricted stock was granted upon completion of our IPO, with subsequent grants intended to be made immediately following our annual stockholders' meeting, in each case vesting in full on the first anniversary of the grant date, subject to continuing service on our board of directors on the vesting date. Any new independent director who joins our board of directors in the future will be granted restricted shares of our common stock that will vest in full on the first anniversary of the grant date, provided that such director continues to serve on our board of directors as of the applicable vesting date. We also reimburse our directors for reasonable out-of-pocket expenses incurred in connection with performance of their duties as directors, including, without limitation, travel expenses in connection with their attendance at full board and committee meetings. In addition, the chair of our Audit Committee is paid an annual cash retainer of $10,000, and the chairs of our Compensation Committee and our Nominating and Corporate Governance Committee each is paid an annual cash retainer of $5,000, in each case in addition to the annual retainer of $80,000 paid in cash and restricted shares of our common stock

        The following table provides information regarding compensation paid to each of our directors for the year ended December 31, 2013.

Director Compensation Table
Year Ended December 31, 2013

Name	Fees Paid or Earned in Cash	Stock Awards(1)(2)(3)	Total
James W. Hirschmann, III(4)	$0	$0	$0
Gavin L. James(4)	$0	$0	$0
Edward D. Fox	$55,000	$30,000	$85,000
M. Christian Mitchell	$60,000	$30,000	$90,000
Richard W. Roll	$55,000	$30,000	$85,000

(1)
Represents the aggregate grant date fair value of restricted common stock awards granted in 2012, determined in accordance with FASB ASC Topic 718.

(2)
The number of shares and grant date fair value of restricted common stock awards granted during 2013 are set forth below. Each of these awards consisted of shares of restricted common stock as of the grant date and December 31, 2013.

Name	Number of Shares Granted (#)		Grant Date Fair Value of Stock Awards ($)
James W. Hirschmann, III	—		—
Gavin L. James	—		—
Edward D. Fox	1,629	(a)	$30,006
M. Christian Mitchell	1,629	(a)	$30,006
Richard W. Roll	1,629	(a)	$30,006

(a)
Unadjusted for shares received in connection with Company dividends declared in 2013. Under the Company's Director Deferred Fee Plan, directors are entitled to receive dividend payments in kind.

  Each of these restricted common stock awards vests in full June 7, 2014, provided that such director continues to serve on our board of directors as of the applicable vesting date. The grantees are entitled to receive dividends and distributions that become payable on the shares during the restricted period. If the grantee's services to us terminate for any reason prior to the date on which the shares become vested, any unvested shares will be immediately forfeited, except that if the grantee's service is terminated other than for Cause (as defined in the Equity Plan) or because such individual retires, dies or becomes disabled, any then unvested shares of restricted stock will become immediately vested. Notwithstanding the foregoing, each of the independent directors has elected to defer the shares granted to him under the Company's Director Deferred Fee Plan, which was created in November 2012. The Director Deferred Fee Plan permits eligible members of the Company's Board of Directors to defer certain stock awards made under its director compensation programs. The Director Deferred Fee Plan allows directors to defer issuance of their stock awards and therefore defer payment of any tax liability until the deferral is terminated, pursuant to the election form executed each year by each eligible director.

(3)
The number of shares still subject to vesting at December 31, 2013 (without giving effect to shares received in connection with dividends declared in 2013) and the market value of such shares at such date are listed in the table below.

Name	Number of Shares of Stock That Have Not Yet Vested (#)	Market Value of Shares of Stock That Have Not Yet Vested ($)
James W. Hirschmann, III	—	—
Gavin L. James	—	—
Edward D. Fox	1,629	$24,239.52
M. Christian Mitchell	1,629	$24,239.52
Richard W. Roll	1,629	$24,239.52
(4)
As Executive Directors, Messrs. Hirschmann and James did not receive cash fees or stock awards for service as directors.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

        On May 9, 2012, we entered into a management agreement (the "Management Agreement"), with our Manager. Pursuant to the Management Agreement, our Manager is responsible for the implementation of our business strategy and performs certain services for us, subject to oversight by our Board of Directors. Our Manager is responsible for, among other duties: (1) performing all of our day-to-day functions; (2) determining investment criteria in conjunction with our board of directors; (3) sourcing, analyzing and executing investments, asset sales and financings; (4) performing asset management duties; and (5) performing financial and accounting management, with the exception of those functions performed by our Chief Financial Officer.

        The initial term of the Management Agreement ends on May 15, 2015, with automatic one-year renewal terms. Our independent directors review our Manager's performance annually and, following the initial three-year term, the Management Agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors based upon: (1) our Manager's unsatisfactory performance that is materially detrimental to us or (2) our determination that any fees payable to our Manager are not fair, subject to our Manager's right to prevent termination based on unfair fees by accepting a reduction of management fees agreed to by at least two-thirds of our independent directors. We are required to provide our Manager with 180 days prior notice of such termination.

        Upon such a termination, we are required to pay our Manager a termination fee as described in the table below. We may also terminate the Management Agreement at any time, including during the initial term, with 30 days prior notice from our board of directors, without payment of a termination fee, for cause, as defined in the Management Agreement. Our Manager may terminate the Management Agreement if we become required to register as an investment company under the Investment Company Act of 1940, as amended, with such termination deemed to occur immediately before such event, in which case we are not required to pay a termination fee. Our Manager may also decline to renew the Management Agreement by providing us with 180 days written notice, in which case we are not required to pay a termination fee.

        The following table summarizes the fees and expense reimbursements that we pay to our Manager pursuant to the Management Agreement.

Type	Description	Payment
Management Fee	Our Manager is entitled to a management fee equal to 1.5% per annum, calculated and payable quarterly in arrears, of our stockholders' equity.	Quarterly in cash.

For purposes of calculating the management fee, our "stockholders' equity" means the sum of the net proceeds from any issuances of our equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus our retained earnings, calculated in accordance with U.S. GAAP, at the end of the most recently completed fiscal quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less any amount that we pay for repurchases of our shares of common stock, excluding any unrealized gains, losses or other noncash items that have impacted stockholders' equity as reported in our financial statements prepared in accordance with U.S. GAAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, and excluding onetime events pursuant to changes in U.S. GAAP and certain other non-cash charges after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. However, if our stockholders' equity for any given quarter is negative based on the calculation described above, our Manager will not be entitled to receive any management fee for that quarter.

Expense Reimbursement

Reimbursement of operating expenses related to us incurred by our Manager, including legal, accounting, due diligence and other services. We do not reimburse our Manager or its affiliates for the salaries and other compensation of their personnel other than the compensation of our chief financial officer.

Monthly in cash.
Termination Fee

Termination fee equal to three times the average annual management fee earned by our Manager during the prior 24-month period prior to such termination, calculated as of the end of the most recently completed fiscal quarter prior to such termination.

Upon termination of the Management Agreement by us without cause or by our Manager if we materially breach the Management Agreement

        Our chief executive officer, who is also one of our directors, our chief investment officer and our chief operating officer are also employees of our Manager. In addition, another of our directors, Mr. Hirschmann, also serves as an officer and employee of our Manager. As a result, the Management

Agreement between us and our Manager was negotiated between related parties, and the terms, including fees and other payments payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

Related Party Transaction Policies

        To avoid any actual or perceived conflicts of interest with our Manager, the Management Agreement provides that: (i) an investment in any security structured or managed by our Manager or (ii) the acquisition of any security structured or issued by an entity managed by our Manager or any of its affiliates or the purchase or sale of any asset from or to an entity managed by our Manager or any of its affiliates requires the proper approval of our board of directors, including a majority of our independent directors.

        Our board of directors has adopted a policy regarding the approval of any "related person transaction," which is any transaction or series of transactions in which we are or are to be a participant, the amount involved exceeds $120,000, and a "related person" (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person needs to promptly disclose to our Secretary any related person transaction and all material facts about the transaction. Our Secretary then assesses and promptly communicates that information to the Compensation Committee of our board of directors. Based on its consideration of all of the relevant facts and circumstances, the Compensation Committee decides whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction is referred to the Compensation Committee which evaluates all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

Registration Rights Agreement

        On May 15, 2012, we completed our IPO and concurrently completed a private placement in which we sold 46,043 shares of our common stock to our Manager's deferred compensation plan. On May 15, 2012, we entered into a registration rights agreement with the trustee of our Manager's deferred compensation plan and our Manager pursuant to which we have agreed to register the resale of the 46,043 shares of common stock sold to our Manager's deferred compensation plan, and any shares of common stock that we have granted or may grant to our Manager under the Manager Equity Plan, which we refer to as the registrable shares. Pursuant to the registration rights agreement, all holders of the registrable shares (other than our Manager) and their direct and indirect transferees have the right to demand that we cause their registrable shares to be registered for resale on a registration statement. The registration rights agreement also requires us to file a "shelf registration statement" for the remaining registrable shares as soon as practicable after we become eligible to use Form S3 and we must maintain the effectiveness of this shelf registration statement until all the registrable shares have been sold under the shelf registration statement or sold pursuant to Rule 144 under the Securities Act. At any time prior to the filing of this shelf registration statement, if we file a registration statement providing for a public offering, we must notify the holders of registrable shares of the proposed offering within five business days of the initial filing of the registration statement and the holders of registrable shares have 20 days to request to have their shares included on this registration statement subject to customary exceptions pursuant to the registration rights agreement.

Limitations on Liability and Indemnification of Officers and Directors

        Our amended and restated certificate of incorporation and amended and restated bylaws provide indemnification for our directors and officers to the fullest extent permitted by the Delaware General

Corporate Laws, except that such directors and officers will not be indemnified to the extent that any such person has committed willful misfeasance, bad faith, gross negligence or reckless disregard involved in the conduct of such person's duty to or for us. In addition, as permitted by Delaware law, our amended and restated certificate of incorporation includes provisions that eliminate the personal liability of our directors for monetary damages resulting from breaches of certain fiduciary duties as a director. The effect of this provision is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director, except that a director will be personally liable to the extent such director has committed willful misfeasance, bad faith, gross negligence or reckless disregard of such director's duties involved in the conduct of the office of director.

        We have entered into indemnification agreements with each of our directors and executive officers that provides for indemnification to the maximum extent permitted by Delaware law.

        The above described limitation of liability and indemnification may be held not to be enforceable for violations of the federal securities laws of the United States.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 31, 2014, regarding the ownership of each class of our capital stock by:

  •
  each of our directors;

  •
  each of our executive officers;

  •
  each holder of 5% or more of each class of our capital stock; and

  •
  all of our directors and executive officers as a group.

        In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns beneficially or of record;

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days of April 15, 2014, such as (i) shares of restricted common stock that are scheduled to vest within 60 days of such date, and (ii) warrants that are currently exercisable, or will become exercisable within 60 days of such date.

        Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 385 East Colorado Boulevard, Pasadena, California 91101.

Name and Address(1)	Shares Owned	Percentage
BlackRock, Inc.(2)	1,877,651	7.0
Western Asset Management Company(3)	471,187	1.7
James W. Hirschmann	32,910	*
Gavin L. James	21,227	*
Steven M. Sherwyn(4)	38,223	*
Travis M. Carr	5,485	*
Edward D. Fox(5)	9,757	*
M. Christian Mitchell(5)	3,834	*
Richard W. Roll(5)	3,834	*
Anup Agarwal	—	*
All directors and executive officers as a group (8 persons)	115,270

*
Less than 1%.

(1)
Except as indicated in the following footnotes, the business address of the stockholders listed in the table above is the address of the Company's principal executive office, 385 East Colorado Boulevard, Pasadena, California 91101.

(2)
Information obtained solely by reference to the Schedule 13G filed with the SEC on January 31, 2014 by BlackRock, Inc. Of the reported shares, BlackRock Inc. reported that it had sole voting and dispositive power over all such shares. The address of BlackRock Inc. is 40 East 52nd Street, New York, NY 10022.

(3)
Consists of: (a) 51,159 shares of restricted common stock that the Company granted to our Manager on May 15, 2012, plus shares received as part of the partial stock dividend paid on January 28, 2014, (b) 46,043 shares of our common stock that our Manager's deferred compensation plan purchased on behalf of the beneficiaries of this plan, which includes certain executives and other employees of our Manager and its affiliates on May 15, 2012, plus shares received as part of the partial stock dividend paid on January 28, 2014, (c) 150,000 shares of restricted common stock that we granted to our Manager on March 1, 2013, plus shares received as part of the partial stock dividend paid on January 28, 2014, and (d) 200,000 shares of restricted common stock that we granted to our Manager on March 12, 2014. The board of directors of Legg Mason, Inc. has investment control and dispositive power with respect to the shares held by Legg Mason, Inc. and its subsidiaries, including our Manager.

(4)
Represents restricted common stock granted to our chief financial officer under our Equity Plan, of which 7,005 shares have vested to date, plus shares received as part of the partial stock dividend paid on January 28, 2014.

(5)
Includes a grant of 1,629 shares of our restricted common stock to each of our independent directors under our Equity Plan on June 7, 2013, plus shares received in kind as payment for dividends declared in 2013.

 REPORT OF THE AUDIT COMMITTEE

        The following report of the Audit Committee, covering our fiscal year ended December 31, 2013, shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC, or the liabilities of Section 18 of the Exchange Act of 1934, as amended. Such Report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor's independence.

        Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee with regard to its oversight functions referred to below, the Audit Committee approved the audited financial statements for inclusion in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

        The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

Date: April 1, 2014	Respectfully submitted,
M. Christian Mitchell, Chairman Edward D. Fox Richard W. Roll

 PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors has approved the Company's engagement of PricewaterhouseCoopers LLP as the Company's independent auditors. PricewaterhouseCoopers LLP has served as the Company's independent registered public accounting firm for its fiscal years 2011 through 2013, though the Company did not commence operations until May 2012.

        PricewaterhouseCoopers LLP was reappointed by the Board of Directors, on the recommendation of the Audit Committee, as its independent accountants for fiscal year 2014.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement and to respond to appropriate questions, if he or she desires to do so.

Audit Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal year audits of the annual financial statements and reviews of financial statements included in the Company's Quarterly Reports on Form 10-Q were $863,750 for 2013 and $736,500 for 2012.

Audit-Related Fees

        Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements. The aggregate audit-related fees billed to the Company by PricewaterhouseCoopers LLP were $67,500 for 2013 and $184,900 for 2012.

Tax Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for preparation of income tax returns were $210,100 for 2013 and $55,600 for 2012.

All Other Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for other services was $0 in 2013 and $0 in 2012.

        The Audit Committee has reviewed the fee structure and believes that PricewaterhouseCoopers LLP has the independence necessary to act as the Company's independent registered public accounting firm.

        In accordance with Company policy, fees for PricewaterhouseCoopers LLP were approved in advance by the Audit Committee or full Board of Directors.

        While ratification by stockholders of this appointment is not required by law or the Company's Certificate of Incorporation or Bylaws, management believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of stockholders holding a majority of the Company's issued and outstanding common stock in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

        The Board of Directors recommends a vote "FOR" the ratification and approval of its selection of PricewaterhouseCoopers LLP at the 2014 Annual Meeting.

 OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

        Pursuant to Securities and Exchange Commission Rule 14a-8, in order to be eligible for inclusion in the proxy materials for the Company's 2014 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company no later than December 16, 2013, which is 120 days prior to April 15, 2014, the one-year anniversary of the date on which the mailing of tis Proxy Statement is expected to commence. Stockholder proposals must be made in compliance with applicable legal requirements promulgated by the SEC and must be furnished to the Secretary of the Company by certified mail, return receipt requested.

        If stockholders wish to submit proposals outside of the process of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered "timely" for the purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Secretary of the Company no later than March 1, 2015, assuming that the Company's 2014 Annual Meeting of Stockholders is held within 30 days of June 5, 2015. In addition, pursuant to the Company's Bylaws, in order to be properly brought before the Company's 2015 Annual Meeting of Stockholders, a stockholder's notice of the matter the stockholder wishes to present must be delivered to the Secretary of the Company at its principal executive offices not less than 60 nor more than 90 days prior to the date of such annual meeting.

ANNUAL REPORT

        The Company, upon request, will furnish to record and beneficial holders of its common stock, free of charge, an additional copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for the year ended December 31, 2013. Copies of exhibits to the Form 10-K also will be furnished upon request at the payment of a reasonable charge. All requests should be directed to Investor Relations for the Company, care of Financial Profiles, Inc., 11601 Wilshire Blvd., Suite 1920, Los Angeles, CA 90025 set forth in the Notice of Annual Meeting appended to this Proxy Statement.

        YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2013 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

BY ORDER OF THE BOARD OF DIRECTORS

Charles A. Ruys de Perez, Secretary
Pasadena, California

April 15, 2014

QuickLinks

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on June 5, 2014
SOLICITATION AND REVOCATION OF PROXY
VOTING SECURITIES
ABOUT THIS PROXY STATEMENT
HOUSEHOLDING
SPECIAL NOTE TO STOCKHOLDERS HOLDING SHARES WITH THEIR BROKER
PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table for Fiscal Year 2013
Director Compensation Table Year Ended December 31, 2013
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER PROPOSALS
ANNUAL REPORT